SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                           919 THIRD AVENUE
                          NEW YORK 10022-3897
                                _______

                             (212)735-3000



                                            February 20, 1997


VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

  Re:      Preliminary Proxy Materials for:
           The BlackRock 2001 Term Trust Inc.
           (the "Trust")
           ----------------------------------

Dear Sir or Madam:

           On behalf of the Trust, electronically transmitted herewith, pursuant to Rule 14a-6 under the Securities Exchange Act of 1934, as amended, and the Investment
Company Act of 1940, as amended, and the Rules promulgat-ed thereunder, please find the preliminary proxy state-ment of the Trust, the form of proxy to be furnished to the Trust's shareholders, and the Schedule 14A informa-tion.

        Should you have any questions or require addi-tional information with respect to the foregoing, please contact theundersigned at (212)735-3532 or Philip H.
Harris at (212)735-3805.


                                   Very truly yours,

                                   /s/ Alexander B. Johnson

                                   Alexander B. Johnson
                                   (not admitted to practice
                                    in New York)


Attachments

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


         Filed by the registrant |X|

         Filed by a party other than the registrant |_|

         Check the appropriate box:

         |X| Preliminary proxy statement

         |_| Definitive proxy statement

         |_| Definitive additional materials

         |_| Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                       The BlackRock 2001 Term Trust Inc.
--------------------------------------------------------------------------------

                (Name of Registrant as Specified in Its Charter)
                                 Not Applicable

--------------------------------------------------------------------------------

                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
         |X|  No fee required.
         |_| Fee computed on table below per Exchange Act Rules 14a-(i)(4) and 0-11.
         (1)  Title of each class of securities to which transaction applies:
                    Common Stock, par value $0.01 per share.
--------------------------------------------------------------------------------

         (2)  Aggregate number of securities to which transactions applies:
         142,010,583 shares of Common Stock, par value $0.01 per share.
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                                       N/A
--------------------------------------------------------------------------------

         (4)  Proposed maximum aggregate value of transaction:
                                       N/A
--------------------------------------------------------------------------------

         (5)  Total fee paid:
                                       N/A
--------------------------------------------------------------------------------

         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         (1)  Amount previously paid:

--------------------------------------------------------------------------------

         (2)  Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

         (3)  Filing party:

--------------------------------------------------------------------------------

         (4)  Date filed:

--------------------------------------------------------------------------------

                   THE BLACKROCK 1998 TERM TRUST INC. ("BBT")
            THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC. ("BQT")
                              Gateway Center Three
                               100 Mulberry Street
                            Newark, New Jersey 07102

                     BLACKROCK 2001 TERM TRUST INC. ("BLK")
                           1285 Avenue of the Americas
                            New York, New York 10019

                                   ----------
                 NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
                                   ----------

                          To Be Held on April 15, 1997

To the Stockholders of BBT, BQT, and BLK (collectively, the "Trusts"):

    The Joint Annual Meeting of Stockholders of the Trusts will be held at One Seaport Plaza, New York, New York on April 15, 1997 at 10:00 a.m. (New York
Time) for the following purposes:

    1. With respect to BBT and BQT, to elect three Directors and with respect to BLK, to elect four Directors, each to hold office for the term indicated and until his successor shall have been elected and qualified;

    2. To consider and act upon the ratification of the selection of Deloitte & Touche LLP as independent auditors of each of the Trusts for the fiscal year ending June 30, 1997 with respect to BLK and for the fiscal year ending December 31, 1997 with respect to BBT and BQT;

    3. With respect to BBT and BQT, to consider and act upon a proposal to approve a new investment advisory agreement with BlackRock Financial Management, Inc. that modifies the investment advisory fee schedules;

    4. To consider and act upon a shareholder proposal to convert Trusts from closed-end to open-end; and

    5. To transact such other business as may properly come before the meeting or any adjournments thereof.

    The Board of Directors of each Trust recommends that you vote "For" Proposals 1, 2, 3 and 5 and "Against" Proposal 4.

    We encourage you to contact BlackRock at (800) 227-7BFM (7236) if you have any questions.

    The stock transfer books will not be closed, but in lieu thereof, the respective Boards of Directors has fixed the close of business on February 28, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

                                  By order of the respective Boards of Directors

                                  Karen H. Sabath, Secretary

New York, New York
March 3, 1997

--------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE APPROPRIATE ENCLOSED PROXY OR PROXIES IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                       THE BLACKROCK 1998 TERM TRUST INC.
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                              Gateway Center Three
                               100 Mulberry Street
                            Newark, New Jersey 07102

                       THE BLACKROCK 2001 TERM TRUST INC.
                           1285 Avenue of the Americas
                            New York, New York 10019

                                   ----------
                              JOINT PROXY STATEMENT
                                   ----------

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 15, 1997

                                  INTRODUCTION

    This joint proxy statement is furnished in connection with the solicitation by the respective Boards of Directors or Trustees, as the case may be (the "Boards"), of each of the Trusts of proxies to be voted at the Joint Annual Meeting of Stockholders or Shareholders, as the case may be, (the "Meeting") of the Trusts to be held at One Seaport Plaza, New York, New York, on April 15, 1997 at 10:00 a.m. (New York Time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Joint Annual Meeting of Stockholders. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy to be voted at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which instruct them to vote in favor of any of the proposals. Conversely, they will vote against any such adjournment any proxies which instruct them to vote against the proposals. As used in the Notice of Joint Annual Meeting of Stockholders and as used herein, the term "Directors" shall include Trustees and the term "Stockholders" shall include Shareholders where the use of the terms "Trustees" or "Shareholders" would otherwise be appropriate.

    The Meeting is scheduled as a joint meeting of the respective stockholders of the Trusts because the stockholders of all the Trusts are expected to consider and vote on similar matters. The Board of each Trust has determined that the use of a joint Proxy Statement for the Meeting is in the best interest of each of the Trusts' stockholders. In the event that any stockholder present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of his Trust's meeting to a time immediately after the Meeting, so that his Trust's meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Stockholders of each Trust will vote separately on each of the Proposals relating to their Trust, and an unfavorable vote on a Proposal by the stockholders of one Trust will not affect the implementation of such a Proposal by another Trust if the Proposal is approved by the stockholders of that Trust.

    The cost of soliciting proxies will be borne by each of the Trusts in proportion to the amount of proxies solicited on behalf of each Trust. In addition, certain officers, directors and employees of each of the Trusts, Dean Witter InterCapital Inc., Prudential Mutual Fund Management Inc., Princeton Administrators L.P. (formerly Middlesex Administrators L.P.,), Mitchell Hutchins Asset Management Inc. and BlackRock Financial Management, Inc. (the "Adviser") (none of whom will receive additional compensation therefor) may solicit proxies in person or by telephone, telegraph, or mail. In addition, certain of the Trusts may employ

Shareholder Communications Corporation pursuant to its standard contract as proxy solicitor, the cost of which will be borne proportionately by each of the Trusts and is estimated to be approximately $3,500 per Trust. The Adviser is located at 345 Park Avenue, New York, New York 10154.

    All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Abstentions will be counted as present but not voting with respect to those proposals from which a stockholder abstains. Broker non-votes will be treated as shares that are not present. Unless instructions to the contrary are marked, shares represented by all properly executed proxies will be voted "FOR" all the Proposals except that they will be voted "AGAINST" the shareholder proposal to open-end the Trusts. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the applicable Trusts at the applicable address indicated above or by voting in person at the Meeting.

    Some proposals require more votes than others to be approved. With respect to each of the Trusts an affirmative vote of a simple majority of the shares present and voting at the meeting is necessary to ratify the selection of independent auditors. The affirmative vote of a plurality of the shares present is necessary to elect the director nominees. The lesser of (i) a majority of the outstanding shares or (ii) 67% of the shares voting at the Meeting if a quorum is present (a "Majority") is necessary to approve the new advisory agreement for BBT and BQT. The approval of at least 75% of all outstanding shares of the trust and a majority of the Trust's Board of Directors is necessary to approve the shareholder proposal to open-end the Trusts.

    The Board of each Trust knows of no business other than that specifically mentioned in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their best judgment.

    The Board of each Trust has fixed the close of business on February 28, 1997, as the record date for the determination of stockholders of each Trust entitled to notice of and to vote at the Meeting or any adjournment thereof. Stockholders of each Trust on that date will be entitled to one vote on each matter to be voted on by that Trust for each share held and a fractional vote with respect to fractional shares with no cumulative voting rights.

    Pursuant to the rules promulgated by the Securities and Exchange Commission the following table sets forth the proposals to be voted on by each Trust with auditors and the shareholder proposal to open-end the Trusts to be voted on by all Trusts.

            ------------------------------------------------------
                           Vote on            Vote on Directors
               Fund       Proposal 3           of Class Number
            ------------------------------------------------------
               BBT            Y                      II
            ------------------------------------------------------
               BQT            Y                      II
            ------------------------------------------------------
               BLK                                    I
            ------------------------------------------------------



    At the  close  of  business  on  February  28,  1997,  BBT  had  outstanding
58,660,527 shares of Common Stock, par value $0.01 per share, BQT had outstanding 36,810,639 shares of Common Stock, par value $0.01 per share and BLK had outstanding 142,010,583 shares of Common Stock, par value $0.01 per share. For each Trust, the class or classes of stock listed above is the only authorized class of stock.

    The principal executive offices of BBT and BQT, are located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 and the principal executive offices of BLK are located at 1285 Avenue of the Americas, New York, New York 10019. The enclosed proxy or proxies and this proxy statement are first being sent to the Trusts' stockholders on or about March 3, 1997.

    Each Trust will furnish, without charge, a copy of such Trust's most recent Annual Report and the most recent Semi-Annual Report succeeding the Annual Report, if any, to any stockholder upon request, provided such Annual or Semi-Annual Report is not enclosed herein. Requests should be directed to 345 Park Avenue, New York, New York 10154 (telephone number (800) 227-7BFM(7236)).

    As of February 28, 1997, to the knowledge of each Trust, no person beneficially owned more than 5% of any Trust, except that 10,185,100 of the outstanding common shares of BLK (or 7.2% of the outstanding common shares) are held by the Federal Home Loan Mortgage Corporation which is located at 8200 Jones Branch Drive, McLean, VA 22102 and 2,955,500 of the outstanding common shares of BQT (or 8.0% of the outstanding common shares) are held by Lowe, Brockenbrough & Tattersall, Inc., which is located at 6620 W. Broad Street, Suite 300, Richmond, Virginia 23230, who disclaimed beneficial ownership of such shares.

                                 PROPOSAL NO. 1.

                              ELECTION OF DIRECTORS

    With respect to BLK, at the Meeting, Class I Directors will be elected to serve for a term of three years and until their successors are elected and qualified. With respect to BBT and BQT, at the Meeting, Class II Directors will be elected to serve for a term of three years and until their successors are elected and qualified. In addition, all Trusts will vote on the election of Walter F. Mondale as a Class II Director. There are three nominees with respect to BBT and BQT only four nominees with respect to BLK, because each Trust's Board is classified into three classes and only one class is being elected at the Meeting. The other classes will be elected at subsequent meetings of stockholders. In addition, with respect to BBT, nominees elected as Directors of BBT will be appointed by BBT to serve as Directors of its wholly owned subsidiary, BBT Subsidiary Inc. ("BBTS"), which has the identical investment objective and policies as BBT. For each of the Trusts, the affirmative vote of a plurality of the shares present at the Meeting is required to elect the nominees. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below. The Board of Directors of each Trust recommends that you vote "FOR" the nominees.

    The respective Boards of Directors of the Trusts know of no reason why any of the nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the respective Boards of Directors may recommend.

    Certain information concerning the nominees for each of the Trusts is set forth below. Except for Walter F. Mondale, who was previously a Director of each of the Trusts from inception to August 12, 1993, all of the nominees are currently Directors of each of the Trusts, including BBTS, and have served in such capacity since each of the Trusts commenced their respective operations except that Richard E. Cavanagh has served as Director since his appointment by each of the Boards on August 11, 1994 to fill a vacancy and with respect to BBT, James Clayburn La Force, Jr. has served as Director since his election at the Trust's annual meeting of stockholders on June 19, 1992. In addition to each of the directorships listed below, all of the current Directors of the Trusts also serve as Directors of The BlackRock Income Trust Inc., The BlackRock Target Term Trust Inc. ("BTT"), The BlackRock Advantage Term Trust Inc. ("BAT"), The
BlackRock Strategic Term Trust Inc. ("BGT"), BBTS, The BlackRock Municipal Target Term Trust Inc., The BlackRock North American Government Income Trust Inc., The BlackRock Insured Municipal Term Trust Inc., The BlackRock Insured Municipal 2008 Term Trust Inc., The BlackRock California Insured Municipal 2008 Term Trust Inc., The BlackRock New York Insured Municipal 2008 Term Trust Inc., The BlackRock Florida Insured Municipal 2008

Term Trust, The BlackRock 1999 Term Trust Inc. ("BNN"), BNN Subsidiary Inc., The BlackRock Investment Quality Municipal Trust Inc., The BlackRock Florida Investment Quality Municipal Trust, The BlackRock California Investment Quality Municipal Trust Inc., The BlackRock New York Investment Quality Municipal Trust Inc., The BlackRock New Jersey Investment Quality Municipal Trust Inc., and The BlackRock Broad Investment Grade 2009 Term Trust Inc. ("BCT") and Messrs. Fink and Grosfeld serve as directors of BlackRock Fund Investors I, BlackRock Fund Investors II, BlackRock Fund Investors III and BlackRock Asset Investors (collectively, "BAI"), Mr. Fink serves as a director of BlackRock MQE Investors and Messrs. Dixon, Fabozzi and Grosfeld served as directors of BFM Institutional Trust ("BIT") during BIT's last fiscal year, until July, 1996 when BIT was merged into the Compass Capital Funds. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The "interested" Directors (as defined by Section 2(a)(19) of the 1940
Act) are indicated by an asterisk(*). Unless specified otherwise below, the business address of the Directors and officers of each of the Trusts and the Adviser is 345 Park Avenue, New York, New York 10154.


                                                                                       Trust        % of
                                      Principal Occupations or                        Shares       Shares
Name and Age                         Employment in Past 5 Years                       Owned(*)   Outstanding
------------                         --------------------------                       --------   -----------
Andrew F. Brimmer             President of Brimmer & Company,  Inc., a             BBT    10         (1)
4400 MacArthur Blvd.,         Washington,   D.C.-based   economic  and             BQT    10
N.W. Suite 302                financial   consulting  firm.   Formerly             BLK    10
Washington, DC 20007          member of the Board of  Governors of the
  Age: 70                     Federal   Reserve   System.    Director,
Class III (**)                Airbourne      Express,      BankAmerica
                              Corporation  (Bank  of  America),   Carr
                              America Realty Corporation, E.I. du Pont
                              de  Nemours & Company,  Gannett  Company
                              (publishing),   Navistar   International
                              Corporation  (truck  manufacturing)  and
                              PHH Corporation (car leasing).

Richard E. Cavanagh           President and Chief Executive Officer of             BBT   100         (1)
845 Third Avenue              The  Conference  Board,  Inc., a leading             BQT   100
New York, NY 10022            global business membership organization.             BLK   100
  Age: 50                     Former  Executive  Dean  of the  John F.
Class I (**)                  Kennedy  School of Government at Harvard
                              University   from   1988-1995.    Acting
                              Director,  Harvard  Center for  Business
                              and  Government  (1991-1993).   Formerly
                              Partner   (principal)   of   McKinsey  &
                              Company,   Inc.   (1980-1988).    Former
                              Executive   Director  of  Federal   Cash
                              Management,   White   House   Office  of
                              Management   and   Budget   (1977-1979).
                              Co-author, The Winning Performance (best
                              selling  management book published in 13
                              national  editions.)  Trustee,  Wesleyan
                              University,    Director,    Olin   Corp.
                              (chemicals and metals) and Fremont Group
                              (investments).

                                                                                       Trust        % of
                                      Principal Occupations or                        Shares       Shares
Name and Age                         Employment in Past 5 Years                       Owned(*)   Outstanding
------------                         --------------------------                       --------   -----------
Kent Dixon                    Consultant/Investor.   Former  President             BBT   100         (1)
9495 Blind Pass Road          and Chief  Executive  Officer  of Empire             BQT   100
Unit #602                     Federal Savings Bank of America and Banc             BLK   100
St. Petersburg, FL 33706      PLUS   Savings    Association,    former
  Age: 59                     Chairman  of the  Board,  President  and
Class III (**)                Chief  Executive  Officer  of  Northeast
                              Savings.  Former  Director  of ISFA (the
                              owner of INVEST,  a national  securities
                              brokerage service designed for banks and
                              thrift institutions).

Frank J. Fabozzi              Consultant.  Editor  of The  Journal  of             BBT    10         (1)
858 Tower View Circle         Portfolio    Management    and   Adjunct             BQT    10
New Hope, PA 18938            Professor  of  Finance  at the School of             BLK    10
  Age: 48                     Organization   and  Management  at  Yale
Class II (**)                 University.  Director,  Guardian  Mutual
                              Funds   Group.   Author  and  editor  of
                              several books on fixed income  portfolio
                              management.    Visiting   Professor   of
                              Finance  and  Accounting  at  the  Sloan
                              School  of   Management,   Massachusetts
                              Institute  of  Technology  from  1986 to
                              August 1992.

Laurence D. Fink*             Chairman and Chief Executive  Officer of             BBT    10         (1)
  Age: 44                     the Adviser.  Formerly Managing Director             BQT   630
Class III (**)                of The First Boston Corporation,  member             BLK    10
                              of its Management Committee,  co-head of
                              its Taxable Fixed Income Department, and
                              head of its  Mortgage  and  Real  Estate
                              Products Group. Chairman of the Board of
                              each of the  Trusts.  Trustee,  New York
                              University   Medical   Center,    Dwight
                              Englewood School, VIMRx Pharmaceuticals,
                              National  Outdoor   Leadership   School,
                              Innouir Laboratories, Inc.

James Grosfeld                Consultant/Investor.  Formerly  Chairman             BBT    10         (1)
20500 Civic Center Drive      of the Board and Chief Executive Officer             BQT    10
Suite 3000                    of Pulte  Corporation  (homebuilding and             BLK    10
Southfield, MI 48076          mortgage   banking  and  finance)   (May
  Age: 59                     1974-April 1990).
Class I (**)

                                                                                       Trust        % of
                                      Principal Occupations or                        Shares       Shares
Name and Age                         Employment in Past 5 Years                       Owned(*)   Outstanding
------------                         --------------------------                       --------   -----------
James Clayburn LaForce, Jr.   Dean  Emeritus  of The John E.  Anderson             BBT    10         (1)
P.O. Box 1595                 Graduate     School    of    Management,             BQT    10
Pauma Valley, CA 92061        University of  California  since July 1,             BLK    10
  Age: 68                     1993.  Director,  Eli Lilly and  Company
Class I (**)                  (pharmaceuticals),    Imperial    Credit
                              Industries  (mortgage  banking),  Jacobs
                              Engineering   Group,   Inc.,    Rockwell
                              International   Corporation,   Payden  &
                              Rygel  Investment  Trust (mutual  fund),
                              Provident   Investment   Counsel   Funds
                              (investment  companies),  Timken Company
                              (roller bearing and steel).  Acting Dean
                              of The  School  of  Business,  Hong Kong
                              University  of  Science  and  Technology
                              1990-1993.  From 1978 to September 1993,
                              Dean of The  John E.  Anderson  Graduate
                              School  of  Management,   University  of
                              California.

Walter F. Mondale             Partner,  Dorsey &  Whitney,  a law firm
220 South Sixth Street        (December 1996-,  September  1987-August
Minneapolis, MN 55402         1993).  Formerly,   U.S.  Ambassador  to
  Age: 69                     Japan    (1993-1996).    Formerly   Vice
Class II (**)                 President  of the  United  States,  U.S.
                              Senator  and  Attorney  General  of  the
                              State  of  Minnesota.   1984  Democratic
                              Nominee  for  President  of  the  United
                              States.

Ralph L. Schlosstein*         President  of  the   Adviser.   Formerly             BBT   100         (1)
  Age: 46                     Managing Director of Lehman Brothers and             BQT   100
Class II (**)                 co-head  of  its  Mortgage  and  Savings             BLK   100
                              Institutions Group. President of each of
                              the Trusts.  Trustee Denison University,
                              Director  of the Fund for New York  City
                              Public Education,  Member Visiting Board
                              of  Overseers  of the  John  F.  Kennedy
                              School   of    Government   at   Harvard
                              University,  Member Board of  Children's
                              Television  Workshop,  Member  Board  of
                              Pulte Home Corporation.

----------
    (1)  Less than 1%.
    (*) If the Trust is not listed the Director does not own any shares of the Trust.
    (**) Except for Mr. Mondale, who is being elected as a Class II Director by all the Trusts, only Class I Directors are being elected by BLK and only Class II Directors are being elected by BBT, and BQT.

    All Directors and officers as a group owned less than 1% of the shares of each of the Trusts as of February 28, 1997. Each Trust has an executive committee composed of Messrs. Fink and Schlosstein.

    None of the Trusts has a compensation or nominating committee of the Board of Directors, or committees performing similar functions. Each of the Trusts has an audit committee composed of all the Directors who are not interested persons of such Trust or the Adviser (the "Independent Directors") which is charged with recommending a firm of independent accountants to its respective Trust and reviewing accounting matters with the accountants. With respect to BLK, there was one meeting of the audit committee held between July 1, 1995 and June 30, 1996. With respect to BBT and BQT there was one meeting of the audit committee held between January 1, 1996 and December 31, 1996. With respect to each of the Trusts, all members except for Mr. Grosfeld attended at least 75% of the meetings.

    Six meetings of the Board of Directors of BLK were held between July 1, 1995 and June 30, 1996. Six meetings of the Board of Directors of BBT were held between January 1, 1996 and December 31, 1996. Seven meetings of the Board of Directors of BQT were held between January 1, 1996 and December 31, 1996. With respect to each of the Trusts, all Directors except for Mr. Grosfeld attended at least 75% of the meetings.

    In addition to Messrs. Fink and Schlosstein all the following executive officers hold the same position with each of the Trusts and have done so since that Trust's commencement of operations (unless otherwise indicated).

Name and Age             Title                  Other Principal Occupations in Past 5 Years
------------             -----                  -------------------------------------------
Scott Amero          Vice President         Managing  Director of the Adviser since  February  1995.
  Age: 33                                   From 1985 to 1990  Vice  President  at The First  Boston
                                            Corporation in the Fixed Income Research Department.

Keith T. Anderson    Vice President         Managing Director of the Adviser.  From February 1987 to
  Age: 37                                   April   1988  Vice   President   at  The  First   Boston
                                            Corporation  in  the Fixed  Income  Research  Department.
                                            Previously Vice President and Senior  Portfolio  Manager
                                            at Criterion Investment Management Company.

Michael C. Huebsch   Vice President         Managing  Director  of the  Adviser.  From  July 1985 to
  Age: 38                                   January   1989  Vice   President  at  The  First  Boston
                                            Corporation in the Fixed Income Research Department.

Robert S. Kapito     Vice President         Managing  Director  and Vice  Chairman  of the  Adviser.
  Age: 40                                   Formerly Vice President at The First Boston  Corporation
                                            in the Mortgage Products Group.

Henry Gabbay         Treasurer              Managing  Director  and Chief  Operating  Officer of the
  Age: 49                                   Adviser.  From  September  1984 to  February  1989  Vice
                                            President at The First Boston Corporation.

Name and Age             Title                  Other Principal Occupations in Past 5 Years
------------             -----                  -------------------------------------------
James Kong           Assistant Treasurer    Managing  Director  of the  Adviser.  From April 1987 to
  Age: 36                                   April 1989  Assistant  Vice  President  at the The First
                                            Boston   Corporation   in  the  CMO/ABO   Administration
                                            Department. Previously affiliated with Deloitte, Haskins
                                            & Sells (now Deloitte & Touche LLP).

Karen H. Sabath      Secretary              Managing Director of the Adviser. From June 1986 to July
  Age: 31                                   1988  Associate at The First Boston  Corporation  in the
                                            Mortgage  Finance   Department.   From  August  1988  to
                                            December 1992 Associate, Vice President of the Adviser.

Richard Shea, Esq.   Vice President/Tax     Principal of the Adviser. From December 1988 to February
  Age: 37                                   1993 Tax Counsel at  Prudential  Securities,  Inc.  From
                                            August 1984 to December  1988 Senior Tax  Specialist  at
                                            Lavanthol & Horwath.


                                  REMUNERATION

    The   following   table  sets  forth  certain   information   regarding  the
compensation of the Fund's directors and officers.

                               Total Compensation

                                 Aggregate Compensation        from the Fund Complex
Name of Person and Position          from the Trusts      Paid to Directors and Officers*
---------------------------          ---------------      -------------------------------
Andrew R. Brimmer ................       $36,000                    $160,000(21)
Richard E. Cavanagh ..............       $36,000                    $160,000(21)
Kent Dixon .......................       $36,000                    $161,250(22)
Frank J. Fabozzi .................       $36,000                    $161,250(22)
James Grosfeld ...................       $24,000                    $146,658(26)
James Claybourne LaForce, Jr. ....       $36,000                    $160,000(21)

----------
*Represents the total compensation paid to such persons during the calendar year ended December 31, 1996 by investment companies (including the Trust) from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The number in parentheses represents the number of such investment companies.

    The attendance fees of each Independent Director of the Trusts are reduced proportionately, based on each respective Trust's net assets, so that the aggregate per meeting fee for all meetings of the Trusts held on a single day does not exceed $20,000 for any Director. The $6,000 per annum fee for serving on each Board is also reduced proportionately, based on each respective Trust's net assets. For BLK, fees of $69,000 were accrued by the Trust between July 1, 1995 and June 30, 1996. For BBT and BQT fees of $69,000 were accrued by each Trust from January 1, 1996 to December 31, 1996. None of the Directors received any pension or retirement benefits. None of the ten officers of the Trusts received any compensation, including pension or retirement benefits, from the Trusts for such period. Messrs. Fink, Schlosstein, Amero, Anderson, Huebsch, Kapito, Gabbay, Kong, Shea and Ms. Sabath, officers and/or Directors of the Trusts, are also affiliated with the Adviser. They receive compensation from the Adviser although under the terms of the investment advisory agreements some portion of their compensation could be reimbursable by a particular Trust to the extent such person's working time is devoted to that particular Trust's operations.

    The Board of Directors of each Trust recommends that you vote "FOR" the nominees. The affirmative vote of a plurality of the shares present is necessary to elect the director nominees.

                                 PROPOSAL NO. 2.

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

    Deloitte & Touche LLP ("D&T") has been selected as the independent auditors by a majority of each of the Trusts' Board of Directors, including a majority of the Independent Directors, by vote cast in person subject to ratification by the stockholders at the Meeting to audit the accounts of each of the Trusts for and during each Trust's fiscal year ending in 1997. In addition, with respect to BBT, ratification of the selection of D&T as independent auditors for BBT will cause BBT to ratify the selection of D&T as the independent auditors of its wholly-owned subsidiary BBTS. None of the Trusts know of any direct or indirect financial interest of D&T in the Trusts.

    Representatives of D&T will attend the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

    The affirmative vote of a simple majority of shares present and voting at the meeting is required to ratify the selection of D&T.

    The Board of Directors of each Trust recommends that you vote "FOR" the ratification of the selection of independent auditors. An affirmative vote of a simple majority of the shares present and voting is necessary to ratify the selection of independent auditors.

                                 PROPOSAL NO. 3

                      MODIFICATION OF ADVISORY FEE SCHEDULE
                                 FOR BBT AND BQT

    BlackRock Financial Management, Inc. acts as investment adviser to each of BBT and BQT (the "Term Trusts") pursuant to separate investment advisory agreements with each Term Trust. As discussed in detail below, you are being asked to approve a change in the schedule of fees paid to the Adviser. The proposed fees are competitive relative to other fees prevailing in the industry and are identical to the fees payable to the Adviser in 1996 and the new advisory agreements are identical to the advisory agreements that were in place in 1996 except for the proposed change to their fee schedules. The form of the advisory agreement is attached as Appendix A. The Board of Directors of each Term Trust recommends that you vote "FOR" this proposal.

    The Adviser has been managing the Term Trusts to seek each Term Trust's objective of returning $10 per share on or about each Term Trust's termination date while providing high monthly income. The investment advisory fee schedule for the Term Trusts was initially determined and predicated on an anticipated reduction in the level of portfolio management activity and portfolio yield over the life of the Term Trusts and thus included a scheduled "step-down" in advisory fees. As a result of substantial and fundamental changes in the Term Trusts' investment strategies, including with respect to BBT a shareholder approved migration from AAA securities, which required no credit analysis, to investment grade securities, which require both credit and cash flow analysis, the Adviser projects that the originally anticipated reduction in investment advisory activity in the Term Trusts has been and will continue to be replaced instead by at least equal, if not greater, investment advisory responsibilities which will continue through the remaining term of the Term Trusts. This increased investment management effort is credited with the expectation of a higher than otherwise expected dividend over the remaining life of the Term Trusts and, most importantly, a greater probability of meeting the trusts' primary investment objective of returning the original offering price to shareholders while providing a high current income. Accordingly, the Board of Directors and the Adviser believe that the scheduled step- down in advisory fees no longer makes sense in light of the increase in the Adviser's management activities.

    This proposal seeks approval from Shareholders, already granted by the Board of Directors, to eliminate a scheduled reduction in fees payable to the Adviser (or reinstatement of the recently revised fees in the case of BBT) and NOT to seek an increase in such advisory fees. The Boards of Directors of the Term Trusts believe this is appropriate in light of the changes in the way the Term Trusts are managed and in light of the unanticipated increase in investment advisory activities provided to the Term Trusts by the Adviser.

    As compensation for the services rendered by the Adviser, each current investment advisory agreement provides that each Term Trust shall pay to the Adviser a monthly fee which is currently equal to the following annual percentage of each Term Trust's weekly net investment assets: BBT, .30% and BQT,
 .60%. Pursuant to its investment advisory agreement's current advisory fee step-down schedule, the investment advisory fees for BBT were automatically stepped-down on December 31, 1996 from .40% to .30%. With respect to BQT, its current advisory fees of .60% are scheduled to step-down to .50% on December 31, 1998, and again from .50% to .40% on December 3, 2002.

    The Adviser has requested, and the Board of Directors has approved as being in the best interests of Shareholders, subject to Shareholder approval, amending each Term Trust's current investment advisory agreement so that, with respect to BQT, its current fees of .60% would be continued until its termination date with no step-downs and, with respect to BBT, the previous level of investment advisory fees of .40% would be reinstated from April 15, 1997 to termination and a one-time payment from BBT to the Adviser would be made of $166,505 on the effective date of the new agreement. This payment from BBT equals the product of
(i) the differential between its December 31, 1996 fees and the fees currently in effect as a result of the step-down, times (ii) its net assets on December 31, 1996 times .288, which represents the part of the year between January 1, 1997 and April 15, 1997. It is this continuation of the fees prevailing in 1996 and the elimination of step-downs that the Board of Directors is asking Shareholders to consider and approve.

    As the analysis below illustrates, the Boards of Directors of the Term Trusts believe that the proposed fee schedules are appropriate by the level of investment advisory activity of the Adviser and particularly because of their fair level relative to other funds investing in similar securities.


Background

    The first finite term closed-end fund managed by the Adviser was issued in November 1988 and was followed with 7 additional taxable term trusts issued through 1993, each with the primary investment objective of paying high income and returning the original offering price at the end of its respective term. As initially contemplated, the portfolio management strategy for the first series of term trusts anticipated more than one investment phase: (i) the earlier stages of a trust's term with active management among all mortgage and Treasury sectors and (ii) the latter stages of a trust's term with a more passive management style as primarily AAA securities with defined cash flows, including zero coupon bonds and Treasury securities, were intended to grow to the trust's maturity value. Advisory fee structures were set reflecting this investment management plan and, accordingly, were set to decline over the latter stages of a term, parallel to the anticipated reduction in the level of portfolio management activity and relative portfolio yield.

    Since the first term trust, the original investment strategy has evolved to reflect changes in the market. Originally, the first term trust portfolios were required, in varying degrees, to invest in a sufficient amount of AAA securities with defined cash flows, including zero coupon bonds and Treasury securities, such that their maturing value would be at least equal to the terminal target value of the trust. The most recent and most fundamental change to investment strategy was approved in May 1995 when shareholders granted the Adviser authority to buy investment grade bonds for certain trusts, specifically for BBT, BNN, BTT, BLK, BGT and BAT. Although BQT had this authority since inception, its assets, to some extent, have been invested with a similar management effort and investment strategy as these other trusts. This change in investment guidelines, however, has given the Adviser more flexibility with respect to the selection of securities with well defined cash flows as each Term Trust approaches termination and has had the effect of strengthening the Term Trusts' ability to achieve their respective investment objectives.

Credit and Risk Management

    With the exception of BQT, the term trusts originally envisioned investing solely in AAA securities, including zero coupon bonds and Treasury securities. In varying degrees, it was anticipated that their investment style would evolve over time from an aggressively and actively managed portfolio to a nearly totally passively managed portfolio as the proportion of assets in AAA securities with defined cash flows, including zero coupon bonds and Treasury securities, increased to nearly 100% at each such trust's termination date.

    Prior to 1995 when BBT, BNN, BTT, BLK, BGT and BAT received authority from shareholders to invest in securities with BBB or greater ratings, those trusts could only invest in AAA or government securities. This expanded investment authority has permitted the trusts to respond to changing capital market conditions as well as to reduce their cash flow risk as the term trusts come closer to their termination date by expanding the types of securities they can purchase that are higher yielding than certain AAA securities. This authority has to date produced positive results for the shareholders in a period of low and declining interest rates and, at the same time, has resulted in a material change in the investment strategy originally envisioned when the term trusts, with the exception of BQT, were created. Indeed, the proportion of non-AAA assets in the term trusts continues to grow dramatically. Accordingly, the Adviser has had to significantly increase its monitoring of credit, risk and portfolio capabilities as a result of these expanded investment guidelines. These investment responsibilities and effort were not anticipated in the original fee schedules.

Competitive Analysis

    The proposed advisory fees for the Term Trusts are competitive relative to their respective peer groups and generally are near or below the average for both the U.S. Mortgage Term Trust category and the Investment Grade Bond Fund category in the following table. The table provides a summary of the proposed fees for the Term Trusts and the average current fees applicable to funds in each of those two categories.

                                                          Avg.              Avg.
                                                 U.S. Mortgage  Investment Grade
                                  BBT     BQT      Term Trust2        Bond Fund3
--------------------------------------------------------------------------------
Advisory Fee1                    .40%    .60%          .65%            .56%
Total Expense Ratio4             .67%    .91%          .91%            .82%
--------------------------------------------------------------------------------

1 Proposed advisory fees shown as a percentage of total net assets.
2 This  category is  comprised of the total  number (32) of U.S.  Mortgage  Term
  Trusts tracked by Lipper Analytical Services, Inc.
3 This category is comprised of the total number (16) of  Investment  Grade Bond
  Funds tracked by Lipper Analytical Services, Inc.
4 Aggregate proposed fees applicable to the funds, inclusive of advisory, administration and other operating expenses.

    As the above table highlights, even with the maintenance of the fees prevailing in 1996, the Adviser's investment advisory fees generally would be near or below the levels of other funds in their peer groups. The Boards of Directors of the Term Trusts believe that the proposed fees are not only justified by the level of investment advisory activity by the Adviser, but are also fair relative to the fees prevailing in the industry.

    The following required table illustrates fees payable to the Adviser by other trusts the Adviser manages having similar investment objectives to the Term Trusts and also states the size of such other trusts:

Trust               BAT           BNN            BGT             BLK             BTT3           BCT
-------------------------------------------------------------------------------------------------------
Advisory Fee1       .50%          .40%           .45%            .40%            .30%           .55
Net Assets2     $96,028,113   $206,004,373   $526,115,842   $1,265,055,428   $936,043,721   $39,758,630
-------------------------------------------------------------------------------------------------------

1 As of April 15, 1997.
2 As of December 31, 1996.
3 The  shareholders  of BTT are being  asked to approve a proposal to restore its current advisory fees to their December 31, 1996 level of .45%.

The Current and Proposed Fee Schedules

    The Boards of Directors of the Term Trusts recommend that the Shareholders approve new advisory agreements between each Term Trust and the Adviser so as, with respect to BQT, to eliminate the scheduled future reduction in advisory fees and, with respect to BBT, to restore the advisory fees to those in effect on December 31, 1996 and for BBT to make a one-time cash payment to the Adviser in an amount equal to the fees that would have been paid from January 1, 1997 to April 15, 1997 had there been no step-down.

    The following tables illustrate the current and proposed fee schedules:

         Current    Scheduled    Scheduled Fees        Proposed             Cash
         Advisory       Step-   After Step-Down   Advisory Fees   Payment to the
Trust       Fees1   Down Date                                           Adviser2
--------------------------------------------------------------------------------
BBT          .30%         n/a              .30%            .40%         $166,505
BQT          .60%    12/31/98              .50%            .60%              n/a
                     12/31/02              .40%
--------------------------------------------------------------------------------

1 Current   Advisory  Fees  represent   those  in  effect  on  April  15,  1997.
  Accordingly, the fees for BBT were reduced on December 31, 1996 from its then current fees of .40%, to its current fees of .30%.
2 This amount is equal to the product of (i) the differential between the December 31, 1996 fees of .40% for BBT and the fees currently in effect as a result of the step-down, times (ii) its net assets on December 31, 1996 times .288, which represents the part of the year between January 1, 1997 and April 15, 1997.

    The required table below shows the current fee arrangements applicable to each of the Term Trusts and illustrates the pro forma effect on fees that the proposed fee schedule would have had on fees payable by each Trust during each Trust's last fiscal year ended December 31, 1996 if the proposed fees were then in effect instead of the now current fees.
--------------------------------------------------------------------------------
Annual Operating Expenses              Management   Other Operat-   Total Annual
(as a percentage of net assets)              Fees   ing Expenses1      Expenses1

BBT                  Current                 .30%       .27%             .57%
                       Pro Forma             .40%       .27%             .67%
BQT                  Current                 .60%       .31%             .91%
                       Pro Forma             .60%       .31%             .91%
--------------------------------------------------------------------------------

1 Actual amounts may be greater or less than those shown. There is no assurance that the Term Trusts' actual expenses will be greater or less than their current actual expense.

EXAMPLE

    The following required example shows what you would pay on a $1,000 investment over various time periods, assuming a 5% annual rate of return. This example is based upon the Pro Forma expenses for each Trust as listed under "Total Annual Expenses" above.

--------------------------------------------------------------------------------
Trust1          1 Year          3 Years          5 Years          10 Years
--------------------------------------------------------------------------------
BBT                $7               $21              $37              $ 83
BQT                $9               $29              $50              $112
--------------------------------------------------------------------------------

1 The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown. Moreover, a Trust's actual rate of return may be greater or less than the hypothetical 5% return shown in this example. This example assumes that the percentage amounts listed under "Total Annual Expenses" remain the same in each of the periods.

    During the last fiscal year for each fund, BBT and BQT paid total fees to the Adviser of $2,311,481 and $2,006,371, respectively. Had the proposed fee schedule been in effect for such period, the Adviser would have received the same fees, representing a percentage change of zero percent. In addition, the advisory contracts with the Adviser for BBT and BQT, each dated February 28, 1995, were last submitted for a vote of the shareholders on February 15, 1995 in order to approve new investment advisory agreements for each Term Trust necessitated by the acquisition of the Adviser by PNC Bank, N.A.

    As the above tables illustrate, this proposal does not seek to increase the fee amounts payable to the Adviser from each Term Trust's last fiscal year. Rather, it seeks, with respect to BQT, to eliminate a scheduled future reduction in advisory fees and, with respect to BBT, to restore the advisory fees to the level before the scheduled reduction took place on December 31, 1996, because the scheduled reduction is no longer appropriate in light of the changes in the way that the Term Trusts are managed and the changes in objectives, policies and market conditions.

Summary

    In summary, in light of these changes in objectives, policies and market conditions, the Adviser's scope of management activities and personnel committed to the Term Trusts has expanded significantly. As discussed above, to reflect these changes you are being asked to approve a change in the schedule of fees payable to the Adviser. Such proposed fees are competitive relative to other fees prevailing in the industry. Accordingly, because the Adviser's activities have expanded, rather than diminished as contemplated when the original fee schedules were created, the Boards of Directors of the Term Trusts recommend amending each Term Trust's current investment advisory agreement so that, with respect to BQT, its fees of .60% would be continued until its termination date with no step-downs and, with respect to BBT, the previous level of investment advisory fees of .40% would be reinstated from April 15, 1997 to termination and a one-time payment from BBT to the Adviser would be made of $166,505 on the effective date of the new agreement. This payment from BBT equals the product of
(i) the differential between its December 31, 1996 fees and the fees currently in effect as a result of the step-down, times (ii) its net assets on December 31, 1996 times .288, which represents the part of the year between January 1, 1997 and April 15, 1997.

    The Boards of Directors of the Term Trusts unanimously recommend that you vote "FOR" this proposal to amend the Term Trusts' investment advisory agreements to remove the scheduled step-down in advisory fees for BQT and, with respect to BBT, to restore the fees to the level that existed on December 31, 1996 and for BBT to compensate the Adviser for the fees it would have received during the period from January 1, 1997 to April 15, 1997 had there been no step-down. To pass, this proposal must be approved by the lesser of a majority of the outstanding shares of each Term Trust or by 67% of the Shares of each Term Trust voting at the meeting if a quorum is present. We encourage you to contact BlackRock at (800) 227-7BFM (7236) if you have any questions.

                                 PROPOSAL NO. 4

                       SHAREHOLDER PROPOSAL TO CONVERT THE
                       TRUSTS FROM CLOSED-END TO OPEN-END

    Two individuals submitted substantially similar proposals to be presented for a vote of the Stockholders at the Joint Annual Meeting of Stockholders. The name, address and number of shares held by each such individual may be obtained by writing to the Adviser at 345 Park Avenue, New York, New York 10154 or by telephoning the Adviser at (800) 277-7BFM (7326). The two proposals are as follows:

    1. This a formal request to enhance the market value of the following BlackRock Funds: BlackRock Investment Quality Term Trust, BlackRock 1998 Term Trust Inc., and BlackRock 2001 Term Trust Inc., to reflect the net asset value of each prospective fund by convert ing the fund from a closed end to an open ended fund.

    2. I am making a formal proposal that will increase shareholder value by converting the trust [BQT] from a closed end fund to an open end fund.

                               OPPOSING STATEMENT

    For the following reasons, the Board of Directors and the Adviser recommend a vote "AGAINST" this proposal.

    The investment objective of each of the Trusts is to manage a portfolio of fixed income securities and return its initial public offering price per share to investors on a specific future termination date while providing high monthly income. The Trusts' portfolios have been structured with these objectives in mind and the Adviser expects to fulfill each Trust's investment objective of returning $10 per share at each Trust's respective termination date. Accordingly, at termination, there is anticipated to be no discount to net asset value. Therefore, the Adviser and the Board of Directors believe that this proposal is NOT in the best interests of Stockholders.

    As currently structured and managed, the portfolios are designed to meet the investment objective of returning $10 per share at termination and are not suited to satisfying the redemption requests associated with open-end funds. To open-end the Trusts would require restructuring the Trusts' portfolios, including changing the Trusts' investment policies and imposing new costs on Stockholders, and therefore potentially reducing the Trusts' return on assets. Given that the Trusts anticipate satisfying the objectives of returning the initial offering price while providing current income, there is no apparent reason to convert the Trusts. Consequently, the Board of Directors and the Adviser believe that continuing the closed-end structure of the Trusts provides a better means of satisfying the Trusts' investment objectives and policies and is in the best interests of Stockholders.

    For the above reasons the Board of Directors, by a unanimous vote, and the Adviser both recommend that you vote "AGAINST" the proposal to open-end each Trust. In order to pass, this proposal must be approved by at least 75% of all outstanding shares of the Trust and a majority of the Trust's Board of Directors. We encourage you to contact BlackRock at (800) 227- 7BFM (7236) if you have any questions.

                             ADDITIONAL INFORMATION
                               INVESTMENT ADVISER

    The Adviser was founded in April 1988 by Laurence D. Fink and Ralph L. Schlosstein. The Adviser is a subsidiary of PNC Asset Management Group,which is a division of PNC Bank, the nation's eleventh largest banking organization. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.

    The executive officers of the Adviser are:

        Name                     Position
        ----                     --------
        Laurence D. Fink         Chairman and Chief Executive Officer
        Ralph L. Schlosstein     President
        Robert S. Kapito         Vice Chairman
        Henry Gabbay             Chief Operating Officer

Messrs. Fink and Schlosstein are officers and Directors, and Messrs. Gabbay and Kapito are officers of the Trusts.

                              FINANCIAL STATEMENTS

    Each Trust will furnish, without charge, a copy of such Trust's most recent Annual Report and the most recent Semi-Annual Report succeeding the Annual Report, if any, to any stockholder upon request, provided such Annual or Semi-Annual Report is not enclosed herein. Requests should be directed to 345 Park Avenue, New York, New York 10154 (telephone number (800) 227-7BFM(7236)).

                       DEADLINE FOR STOCKHOLDER PROPOSALS

    Stockholder proposals intended to be presented at the 1998 Annual Meeting of the Stockholders of each of the Trusts must be received by October 15, 1997 to be included in the proxy statement and the form of proxy relating to that meeting as the Trust expects that the 1998 Annual Meeting will be held in May of 1998.
                                  OTHER MATTERS

    The management knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

    All proxies received will be voted in favor of all the proposals, unless otherwise directed therein.

                         Very truly yours,

                         LAURENCE D. FINK
                         Chairman and Chief Executive Officer

                         RALPH L. SCHLOSSTEIN
                         President

March 3, 1997

                                                                      Appendix A

                          INVESTMENT ADVISORY AGREEMENT


    AGREEMENT, dated                    , 1997, between
(the "Trust"), a            corporation, and BlackRockFinancial Management, Inc.
(the "Adviser"), a Delaware corporation.

    In  consideration  of the mutual promises and agreement herein contained and
other  good  and  valuable  consideration,   the  receipt  of  which  is  hereby
acknowledged, it is agreed by and between the parties hereto as follows:

    1. In General

    The Adviser agrees, all as more fully set forth herein, to act as investment adviser to the Trust with respect to the investment of the Trust's assets and to supervise and arrange the purchase of securities for and the sale of securities held in the investment portfolio of the Trust.


    2. Duties and obligations of the Adviser with respect to investments of assets of the Trust

        (a) Subject to the succeeding provisions of this section and subject to the direction and control of the Trust's Board of Directors, the Adviser shall (i) act as investment adviser for and supervise and manage the investment and reinvestment of the Trust's assets and in connection therewith have complete discretion in purchasing and selling securities and other assets for the Trust and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Trust; (ii) supervise continuously the investment program of the Trust and the composition of its investment portfolio; and (iii) arrange, subject to the provisions of paragraph 3 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Trust.

        (b) In the performance of its duties under this Agreement, the Adviser shall at all times conform to, and act in accordance with, any requirements imposed by (i) the provisions of the Investment Company Act of 1940 (the "Act"), and of any rules or regulations in force thereunder; (ii) any other applicable provision of law; (iii) the provisions of the Articles of Incorporation and By-Laws of the Trust, as such documents are amended from time to time; (iv) the investment objective and policies of the Trust as set forth in its Registration Statement on Form N-2; and (v) any policies and determinations of the Board of Directors of the Trust.

        (c) The Adviser will bear all costs and expenses of its partners and employees and any overhead incurred in connection with its duties hereunder and shall bear the costs of any salaries or directors fees of any officers or directors of the Trust who are affiliated persons (as defined in the Act) of the Adviser except that the Board of Directors of the Trust may approve reimbursement to the Adviser of the pro rata portion of the salaries, bonuses, health insurance, retirement benefits and all similar employment costs for the time spent on Trust operations (other than the provisions of investment advice) of all personnel employed by the Adviser who devote substantial time to Trust operations or the operations of other investment companies advised by the Adviser.

        (d) The Adviser shall give the Trust the benefit of its best judgment and effort in rendering services hereunder, but the Adviser shall not be liable for any act or omission or for any loss sustained by the Trust in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

        (e) Nothing in this Agreement shall prevent the Adviser or any partner, officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Adviser or any of its partners, officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting, provided, however that the Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

    3. Portfolio Transactions and Brokerage

    The Adviser is authorized, for the purchase and sale of the Trust's portfolio securities, to employ such securities dealers as may, in the judgment of the Adviser, implement the policy of the Trust to obtain the best net results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, the Adviser is authorized to direct the execution of the Trust's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Adviser to the useful or valuable to the performance of its investment advisory functions for the Trust.

    4. Compensation of the Adviser

        (a) The Trust agrees to pay to the Adviser and the Adviser agrees to accept as full compensation for all services rendered by the Adviser as such, a fee computed and payable monthly in an amount equal to [BBT: .40%,
    BQT: .60%] of the Trust's average weekly net asset value on an annualized basis until termination of the Trust pursuant to its Articles of Incorporation. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

        (b) For purposes of this Agreement, the net assets of the Trust shall be calculated pursuant to the procedures adopted by resolutions of the Directors of the Trust for calculating the net asset value of the Trust's shares or delegating such calculations to third parties.

    5. Indemnity

        (a) The Trust hereby agrees to indemnify the Adviser and each of the Adviser's partners, officers, employees, agents, associates and controlling persons and the partners, officers, employees and agents thereof (including any individual who serves at the Advisers request as director, officer, partner, trustee or the like of another corporation) (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this Section 5 or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Trust or its shareholders or any expense of such indemnitee arising by reason of
    (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"), (2) as to any matter disposed of by settlement or a compromise payment by such indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Trust and that such indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust and did not involve disabling conduct by such indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the full Board of the Trust.

        (b) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation of the indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if the directors of the Trust determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the indemnitee shall provide a security for his undertaking, (B) the Trust shall be insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum consisting of directors of the Trust who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the Act) nor parties to the proceeding ("Disinterested Non-Party Directors") or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

        (c) All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such indemnitee is not liable by reason of disabling conduct or, (2) in the absence of such a decision, by
    (i) a majority vote of a quorum of the Disinterested Non-party Directors of the Trust, or (ii) if such a quorum is not obtainable or even, if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion. All determinations that advance payments in connection with the expense of defending any proceeding shall be authorized shall be made in accordance with the immediately preceding clause (2) above.

    The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

    6. Duration and Termination

    This Agreement shall become effective on the date it is approved by the stockholder of the Trust and shall continue in effect for a period of two years and thereafter from year to year, but only so long as such continuation is specifically approved at least annually in accordance with the requirements of the Act.

    This Agreement may be terminated by the Adviser at any time without penalty upon giving the Trust sixty days written notice (which notice may be waived by the Trust) and may be terminated by the Trust at any time without penalty upon giving the Adviser sixty days notice (which notice may be waived by the Adviser), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Directors of the Trust in office at the time or by the vote of the holders of a "majority" (as defined in the Act) of the voting securities of the Trust at the time outstanding and entitled to vote. This Agreement shall terminate automatically in the event of its assignment (as "assignment" is defined in the Act).

    7. Notices

    Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage pre-paid.

    8. Governing Law

    This Agreement shall be construed in accordance with the laws of the State of New York for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the Act.

    IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.


                                       THE BLACKROCK TRUSTS


                                       By---------------------------------------
                                         Ralph L. Schlosstein,
                                         President


                                       BLACKROCK FINANCIAL MANAGEMENT, INC.


                                       By---------------------------------------
                                         Laurence D. Fink,
                                         Chairman & Chief Executive Officer

                                      PROXY
                                  The BlackRock
                              2001 Term Trust Inc.
                                  Common Stock

          This Proxy Is Solicited on behalf of the Board of Directors.

The undersigned hereby appoints Karen H. Sabath, Robert S. Kapito and Henry Gabbay as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the shares of common stock of The BlackRock 2001 Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 1997 at the Annual Meeting of stockholders of the Trust to be held on April 15, 1997 or any adjournments therof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted For Proposals 1, 2 and 4 and AGAINST Proposal 3.

--------------------------------------------------------------------------------
Please mark boxes in blue or black ink.  Date and Return the Proxy Card Promptly using the Enclosed Postage Paid Envelope.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

--------------------------------------    --------------------------------------

--------------------------------------    --------------------------------------

--------------------------------------    --------------------------------------

--------------------------------------    --------------------------------------




Left Col.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                                  The BlackRock
                              2001 Term Trust Inc.
--------------------------------------------------------------------------------
                                  Common Stock


                                                      --------------------------
   Please be sure to sign and date this Proxy.         Date
--------------------------------------------------------------------------------



----Shareholder sign here------------------------Co-owner sign here-------------




Right Col.

                                                          With-       For All
                                             For          hold         Execpt
1.) Election of Directors.                 [     ]       [     ]       [     ]

      Richard E. Cavanagh, James Grosfeld, James Clayburn LaForce, Jr. and
                               Walter F. Mondale

    Instruction: To withhold authority for any individual nominee, mark the "For All Except" box and strike a line through the nominee's name in the list above.

                                        For         Against         Abstain
2.) To  consider  and act  upon       [     ]       [     ]         [     ]
    the   ratification  of  the
    selection   of  Deloitte  &
    Touche  LLP, as auditors of
    the Trust  for  the Trust's
    fiscal  year ended June 30,
    1997.

                                        For         Against         Abstain
3.) To consider and act upon  a       [     ]       [     ]         [     ]
    shareholder   proposal   to
    convert   the   Trust  from
    closed-end to open-end.

                                       For          Against         Abstain
4.) To   transact   such  other       [     ]       [     ]         [     ]
    business  as  may  properly
    come  before the meeting or
    any adjournments thereof.


    Mark box at right if comments or address change have      [     ]
    been noted on the reverse side of this card.

                      RECORD DATE SHARES: